UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): September 7, 2005
LENNOX INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15149 (Commission File Number)	42-0991521 (IRS Employer Identification No.)

2140 Lake Park Blvd. Richardson, Texas (Address of principal executive offices)	75080 (Zip Code)
Registrant’s telephone number, including area code: (972) 497-5000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.
     On September 7, 2005, Lennox International Inc. (the “Company”) called for redemption all of its outstanding 6 1/4% Convertible Subordinated Notes Due 2009, on October 7, 2005. The notes were issued and the redemption will be effected pursuant to the provisions of the Indenture, dated as of May 8, 2002, between the Company and The Bank of New York Trust Company, N.A., as Successor Trustee to The Bank of New York, as trustee. The notes will be redeemed at a redemption price of 103.571% of the principal amount thereof, plus accrued and unpaid interest to the redemption date. As of September 7, 2005, there was $143.75 million in aggregate principal amount of the notes outstanding.
     On the redemption date, the redemption price will become due and payable upon each note to be redeemed. Unless the Company defaults in the payment of the redemption price and accrued and unpaid interest in accordance with the indenture, interest on the notes will cease to accrue on and after the redemption date and the only remaining right of the holders of the notes will be to receive payment of the redemption price, including accrued and unpaid interest to the redemption date, upon surrender to the trustee of the notes.
     The notes called for redemption may be converted by the holders at any time before the close of business on the business day prior to the redemption date. Notes are convertible into common stock, par value $.01 per share, of the Company at a rate of 55.2868 shares of common stock per $1,000 principal amount of notes.
     The description of the notes and the indenture is set forth under the caption “Description of Notes” in the Company’s prospectus dated December 16, 2003 and filed with the Securities and Exchange Commission under Rule 424 of the Securities Act of 1933 on December 16, 2003, which description is incorporated herein by reference. The indenture and the form of note are filed as Exhibit 99.1 to this current report and incorporated by reference herein. A copy of the Company’s press release dated September 7, 2005 is furnished as Exhibit 99.2 to this current report.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION

99.1	Indenture, dated as of May 8, 2002, between the Company and The Bank of New York Trust Company, N.A., as Successor Trustee to The Bank of New York, as Trustee, relating to the Company’s 6 1/4% Convertible Subordinated Notes due June 1, 2009 (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002).

99.2	Press release dated September 7, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.
Date: September 7, 2005	By:	/s/ Kenneth C. Fernandez
		Name:	Kenneth C. Fernandez
		Title:	Associate General Counsel

EXHIBIT
NUMBER	DESCRIPTION

99.1	Indenture, dated as of May 8, 2002, between the Company and The Bank of New York Trust Company, N.A., as Successor Trustee to The Bank of New York, as Trustee, relating to the Company’s 6 1/4% Convertible Subordinated Notes due June 1, 2009 (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002).

99.2	Press release dated September 7, 2005.

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